Exhibit 99.02

CADENCE REPORTS THIRD QUARTER 2017
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY

October 26, 2017

Q3 2017 Key Takeaways
• Strong, consistent financial results for Q3 with key metrics meeting or exceeding expectations.
• Increasing our Outlook for revenue, earnings per share and cash flow for fiscal 2017.
• Repurchased 1.3 million shares of stock for $50 million. $475 million remains on current authorization.
	Q4 2017 Outlook • Revenue : $490 - $500 million. • GAAP operating margin: approximately 20%. • Non-GAAP operating margin: approximately 30%. • GAAP EPS: $0.26 - $0.28. • Non-GAAP EPS: $0.38 - $0.40.	Q3 2017 KEY METRICS
• Revenue $485 million, +9% y/y. • GAAP operating margin 17%. • Non-GAAP operating margin 28%. • GAAP EPS $0.29. • Non-GAAP EPS $0.35, +17% y/y. • Operating cash flow $89 million.

FY 2017 Outlook
• Revenue: $1.931 - $1.941 billion.
• GAAP operating margin: 17% to 18%.
• Non-GAAP operating margin: 27% to 28%.
• GAAP EPS: $1.04 - $1.06.
• Non-GAAP EPS $1.39 - $1.41.
• Operating cash flow: $450 - $480 million.

Financial Results Webcast
Our Q3 2017 financial results webcast will begin October 26, 2017 at 2:00 p.m. (Pacific). The webcast may be accessed at cadence.com/cadence/investor_relations.
An archive of the webcast will be available on October 26, 2017 until 5:00 p.m. (Pacific) on December 15, 2017.

October 26, 2017	Cadence Q3 2017 Financial Results	1

Cadence Design Systems, Inc.

Fiscal Year 2017 Financial Outlook

		Previous	Current
	FY 2016A	FY 2017E	FY 2017E

Recurring Revenue	>90%	>90%	>90%

Total Revenue ($ Billion)	$1.816	$1.910 - $1.950	$1.931 - $1.941
Y/Y Growth	7%	5% - 7%	6% - 7%

Revenue from Beginning Backlog	~70%	~70%	~70%

GAAP Operating Margin	13.5%	~17%	17% to 18%

Non-GAAP Operating Margin	25.8%	~27%	27% to 28%

Non-GAAP Other Income & Exp ($ Million)	$(12.4)	($28) - ($20)	($26) - ($22)

Non-GAAP Tax Rate	23%	23%	23%

Weighted Average Diluted Shares Outstanding (Million)	291.3	276 - 284	278 - 282

GAAP EPS	$0.70	$0.98 - $1.04	$1.04 - $1.06

Non-GAAP EPS	$1.21	$1.36 - $1.42	$1.39 - $1.41
Y/Y Growth	11%	12% - 17%	15% - 17%

Cash Flow from Operations ($ Million)	$444.9	$430 - $470	$450 - $480

DSO	33	~35	~35

Capital Expenditures ($ Million)	$53.7	~$50	~$55

Fourth Quarter 2017 Financial Outlook

			Current
	Q4 2016A	Q3 2017A	Q4 2017E

Total Revenue ($ Million)	$469.0	$485.4	$490 - $500
Q/Q Growth	5%	1%	1% - 3%
Y/Y Growth	6%	9%	4% - 7%

GAAP Operating Margin	11%	17%	~20%

Non-GAAP Operating Margin	27%	28%	~30%

GAAP EPS	$0.14	$0.29	$0.26 - $0.28

Non-GAAP EPS	$0.34	$0.35	$0.38 - $0.40
Q/Q Growth	13%	3%	9% - 14%
Y/Y Growth	10%	17%	12% - 18%

October 26, 2017	Cadence Q3 2017 Financial Results	2

Cadence Design Systems, Inc.

Third Quarter Financial Results
Revenue

(In Thousands)	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

Product & Maintenance	$415,370	$436,694	$451,407	$443,847	$451,229
Services	30,850	32,286	25,504	35,154	34,169
Total Revenue	$446,220	$468,980	$476,911	$479,001	$485,398
Y/Y Growth	3%	6%	6%	6%	9%

Revenue Mix by Geography

(% of Total Revenue)	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

Americas	46%	48%	45%	45%	45%
Asia	27%	25%	26%	28%	27%
Europe, Middle East and Africa	19%	19%	20%	19%	19%
Japan	8%	8%	9%	8%	9%
Total	100%	100%	100%	100%	100%

Revenue Mix by Product Group

(% of Total Revenue)	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

Functional Verification	24%	25%	23%	23%	21%
Digital IC Design and Signoff	28%	30%	29%	30%	30%
Custom IC Design	27%	25%	26%	26%	28%
System Interconnect and Analysis	10%	9%	10%	10%	10%
IP	11%	11%	12%	11%	11%
Total	100%	100%	100%	100%	100%

Total Costs and Expenses

(In Thousands)	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

Total GAAP Costs & Expenses	$379,378	$415,863	$397,309	$396,311	$405,013
Y/Y Growth	7%	16%	2%	3%	7%
Total Non-GAAP Costs & Expenses	$332,035	$343,839	$354,601	$350,647	$351,787
Y/Y Growth	5%	9%	6%	4%	6%

Operating Margin

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

GAAP Operating Margin	15.0%	11.3%	16.7%	17.3%	16.6%
Non-GAAP Operating Margin	25.6%	26.7%	25.6%	26.8%	27.5%

October 26, 2017	Cadence Q3 2017 Financial Results	3

Cadence Design Systems, Inc.

Earnings Per Share

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

GAAP Net Income Per Share	$0.23	$0.14	$0.25	$0.25	$0.29
Y/Y Growth	(8)%	(46)%	47%	47%	26%
Non-GAAP Net Income Per Share	$0.30	$0.34	$0.32	$0.34	$0.35
Y/Y Growth	7%	10%	14%	17%	17%

Total DSO

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

DSO	34	33	37	31	34

Balance Sheet and Cash Review

Cash Flow from Operating Activities

(In Thousands)	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

Net Cash from Operating Activities	$84,460	$196,862	$92,430	$162,140	$89,314

Capital Expenditures

(In Thousands)	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

Capital Expenditures	$14,165	$11,260	$14,843	$12,645	$12,188

Cash and Short-Term Investments

(In Thousands)	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

Cash and Short-Term Investments	$532,836	$468,289	$547,607	$659,227	$682,419

•	Approximately 27 percent of our cash and short-term investments were in the U.S. at quarter-end.

Stock Repurchase

(In Thousands, Except Share Price)	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

Share Repurchase	$240,096	$240,093	—	—	$50,013
Number of Shares	9,596	9,315	—	—	1,331
Average Share Price	$25.02	$25.77	—	—	$37.58

Employees

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

Headcount	7,113	7,094	7,101	7,190	7,233

October 26, 2017	Cadence Q3 2017 Financial Results	4

Cadence Design Systems, Inc.

Forward Looking Statements
The statements in this CFO Commentary contain forward-looking statements based on current expectations or beliefs and preliminary assumptions about future events that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the electronic design automation product and the commercial electronic design and methodology services industries; (ii) the success of Cadence’s efforts to improve operational efficiency and growth; (iii) the mix of products and services sold and the timing of significant orders for Cadence’s products; (iv) change in customer demands, including those resulting from consolidation among Cadence’s customers and the possibility that the restructurings and other efforts to improve operational efficiency of Cadence’s customers could result in delays in purchases of Cadence’s products and services; (v) economic and industry conditions in regions in which Cadence does business; (vi) fluctuations in rates of exchange between the U.S. dollar and the currencies of other countries in which Cadence does business; (vii) capital expenditure requirements, legislative or regulatory requirements, interest rates and Cadence’s ability to access capital and debt markets; (viii) the acquisition of other companies or technologies or the failure to successfully integrate and operate these companies or technologies Cadence acquires, including the potential inability to retain customers, key employees or vendors; (ix) the effects of Cadence’s efforts to improve operational efficiency in its business, including strategic, customer and supplier relationships, and its ability to retain key employees; (x) events that affect cash flow, liquidity, reserves or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation or other matters; and (xi) the effects of any litigation or other proceedings to which Cadence is or may become a party. In addition, the actual timing and amount of Cadence's repurchase of its common stock under the existing authorization will be subject to business and market conditions, corporate and regulatory requirements, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, which include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

Cadence and the Cadence logo are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

October 26, 2017	Cadence Q3 2017 Financial Results	5

Cadence Design Systems, Inc.

APPENDIX
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)

Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Thousands)	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

GAAP total costs and expenses	$379,378	$415,863	$397,309	$396,311	$405,013

Reconciling items to non-GAAP total costs & expenses
Amortization of acquired intangibles	(14,482)	(14,474)	(14,434)	(14,704)	(13,618)
Stock-based compensation expense	(29,998)	(29,231)	(27,436)	(30,482)	(36,090)
Non-qualified deferred compensation expenses	(921)	(544)	(1,269)	(756)	(2,825)
Restructuring and other (charges) credits	(101)	(26,342)	1,788	929	55
Acquisition and integration-related costs	(1,841)	(1,433)	(1,357)	(651)	(748)
Non-GAAP total costs and expenses†	$332,035	$343,839	$354,601	$350,647	$351,787

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 26, 2017	Cadence Q3 2017 Financial Results	6

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as Percent of Total Revenue to Non-GAAP Operating Margin as Percent of Total Revenue

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Forecast Q4 2017

GAAP operating margin as percent of total revenue	15%	11%	17%	17%	17%	~20%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Amortization of acquired intangibles	3%	3%	3%	3%	3%	3%
Stock-based compensation expense	7%	6%	6%	7%	7%	7%
Non-qualified deferred compensation expenses	0%	0%	0%	0%	1%	0%
Restructuring and other charges (credits)	0%	6%	0%	0%	0%	0%
Acquisition and integration-related costs	1%	1%	0%	0%	0%	0%
Non-GAAP operating margin as percent of total revenue†	26%	27%	26%	27%	28%	~30%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

	2015	2016	Forecast 2017

GAAP operating margin as percent of total revenue	17%	13%	17% -18%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Amortization of acquired intangibles	4%	4%	3%
Stock-based compensation expense	5%	6%	7%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%
Restructuring and other charges (credits)	0%	2%	0%
Acquisition and integration-related costs	1%	1%	0%
Special charges *	0%	0%	0%
Non-GAAP operating margin as percent of total revenue†	27%	26%	27% - 28%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of executive severance costs.

October 26, 2017	Cadence Q3 2017 Financial Results	7

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Forecast Q4 2017

Diluted net income per share on a GAAP basis	$0.23	$0.14	$0.25	$0.25	$0.29	$0.26 - $0.28
Amortization of acquired intangibles	0.05	0.05	0.05	0.05	0.05	0.05
Stock-based compensation expense	0.10	0.10	0.10	0.11	0.13	0.13
Non-qualified deferred compensation expenses	—	—	—	—	0.01	—
Restructuring and other charges (credits)	—	0.09	(0.01)	—	—	—
Acquisition and integration-related costs	0.01	0.01	—	—	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets *	—	—	—	—	(0.04)	—
Income tax effect of non-GAAP adjustments	(0.09)	(0.05)	(0.07)	(0.07)	(0.09)	(0.06)
Diluted net income per share on a non-GAAP basis †	$0.30	$0.34	$0.32	$0.34	$0.35	$0.38 - $0.40

Shares used in calculation of diluted net income per share - GAAP **	287,473	278,917	277,736	279,526	281,400
Shares used in calculation of diluted net income per share - non-GAAP **	287,473	278,917	277,736	279,526	281,400

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

** Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

October 26, 2017	Cadence Q3 2017 Financial Results	8

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2013	2014	2015	2016	Forecast 2017

Diluted net income per share on a GAAP basis	$0.56	$0.52	$0.81	$0.70	$1.04 - $1.06
Amortization of acquired intangibles	0.15	0.20	0.21	0.21	0.20
Stock-based compensation expense	0.23	0.27	0.30	0.37	0.46
Non-qualified deferred compensation expenses (credits)	0.01	0.01	—	0.01	0.02
Restructuring and other charges (credits)	0.06	0.03	0.01	0.14	(0.01)
Acquisition and integration-related costs	0.11	0.08	0.03	0.04	0.01
Special charges *	—	0.04	—	—	—
Amortization of debt discount on convertible notes	0.08	0.06	0.02	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets **	(0.02)	(0.01)	(0.01)	(0.02)	(0.05)
Income tax benefit due to a release of an uncertain tax position	(0.11)	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.21)	(0.26)	(0.28)	(0.24)	(0.28)
Diluted net income per share on a non-GAAP basis †	$0.86	$0.94	$1.09	$1.21	$1.39 - $1.41

Shares used in calculation of diluted net income per share - GAAP ***	294,564	306,775	312,302	291,256
Shares used in calculation of diluted net income per share - non-GAAP ***	294,564	306,775	312,302	291,256

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of costs related to a voluntary retirement program and executive severance costs.

** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

*** Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

October 26, 2017	Cadence Q3 2017 Financial Results	9

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

		Previous	Current
(In Millions)	FY 2016A	FY 2017E	FY 2017E

GAAP total other income and expense	$(7.7)	$(26) - $(18)	$(12) - $(8)

Reconciling items to non-GAAP total income and expense
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(4.7)	(2)	(14)
Non-GAAP total other income and expense†	$(12.4)	$(28) - $(20)	$(26) - $(22)

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

October 26, 2017	Cadence Q3 2017 Financial Results	10